SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for use of the Commission
[X] Definitive Proxy Statement         Only (as permitted by Rule 14a 6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               ASB Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:


  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                               ASB HOLDING COMPANY

Dear ASB Holding Company Stockholder:

We are pleased to announce that the Board of Directors has approved a Plan of Conversion and Reorganization under which American Savings, MHC will convert to stock form and the 30% ownership interest in ASB Holding Company that is owned by the public will be automatically exchanged for shares of common stock of American Bancorp of New Jersey, Inc., a newly formed stock holding company incorporated under New Jersey law. The exchange will be done in accordance with an exchange ratio which is dependent upon the number of shares American Bancorp of New Jersey, Inc. sells in its stock offering. In conjunction with the conversion, American Bancorp of New Jersey, Inc. is offering shares of its common stock in a subscription offering to certain depositors and/or borrowers of American Bank of New Jersey. The shares being offered represent the 70% ownership interest in ASB Holding Company currently owned by American Savings, MHC, its mutual holding company parent. Upon completion of the conversion and stock offering, American Bancorp of New Jersey, Inc. will be 100% owned by the public, and American Bank of New Jersey will be its wholly-owned subsidiary.

To accomplish the conversion, we need your participation in an important stockholder vote. On behalf of the Board of Directors, we ask that you read this proxy statement and vote in favor of the conversion. The Plan of Conversion and Reorganization has been approved by the Office of Thrift Supervision and now must be approved by you. OTS approval does not constitute a recommendation or endorsement. YOUR VOTE IS VERY IMPORTANT.

The enclosed proxy card should be signed, voted and returned to us prior to the special meeting on September 20, 2005. Please take a moment to sign and vote your proxy card TODAY and return it to us in the postage-paid envelope provided. FAILURE TO VOTE HAS THE SAME EFFECT AS VOTING AGAINST THE PLAN OF CONVERSION AND REORGANIZATION.

Our Board of Directors believes that the conversion is in the best interests of the stockholders as well as American Bank of New Jersey. If you are a depositor or borrower of American Bank of New Jersey, please be assured that your deposit accounts at American Bank of New Jersey will continue to be insured up to the maximum legal limit by the Federal Deposit Insurance Corporation and there will be no change in the balance, interest rate, or maturity of any deposit or loan accounts because of the conversion.

Should you have questions regarding the conversion and stock offering, please call the Stock Information Center at (973) 233-7001 or stop by the Stock Information Center located at 365 Broad Street, Bloomfield, New Jersey, Monday through Friday between 9:00 a.m. and 5:00 p.m.

Sincerely,
/s/Joseph Kliminski                        /s/Fred G. Kowal
Joseph Kliminski                           Fred G. Kowal
Chief Executive Officer                    President and Chief Operating Officer

THESE SECURITIES ARE NOT DEPOSITS OR SAVINGS ACCOUNTS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

--------------------------------------------------------------------------------
                               ASB HOLDING COMPANY
                                365 BROAD STREET
                          BLOOMFIELD, NEW JERSEY 07003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2005
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of ASB Holding Company (the "Company") will be held at the Oakeside Bloomfield Cultural Center, located at 240 Belleville Avenue, Bloomfield, New Jersey on September 20, 2005 at 9:30 a.m., eastern time. As of the date hereof, the Company owns 100% of the common stock of American Bank of New Jersey and is majority-owned by American Savings, MHC (the "Mutual Holding Company").

         The Special Meeting is for the purpose of considering and voting upon:

          1. A Plan of Conversion and Reorganization (the "Plan"), pursuant to which the Mutual Holding Company will be merged into American Bank of New Jersey and the Company will be succeeded by a newly incorporated New Jersey corporation, American Bancorp of New Jersey, Inc., (the "New Holding Company"), which has been established for the purpose of completing the conversion and reorganization. As part of the conversion and reorganization, shares of common stock representing the Mutual Holding Company's ownership interest in the Company will be offered for sale in a subscription and community offering. Common stock currently held by the public stockholders of the Company will be converted into shares of the New Holding Company pursuant to an exchange ratio that will ensure that each stockholder at the time of the conversion and reorganization will own the same percentage of the New Holding Company's common stock as he or she held in the Company's common stock immediately prior to the conversion, exclusive of any shares purchased by the stockholder in the offering and cash received in lieu of fractional shares.

          2. Any other matters that may lawfully come before the Special Meeting. As of the date of mailing of this Notice, the Board of Directors is not aware of any other matters that may come before the Special Meeting.

         Stockholders of ASB Holding Company at the close of business on July 29, 2005 are entitled to notice of and to vote at the Special Meeting.

                                              /s/Richard M. Bzdek

                                              Richard M. Bzdek
                                              Secretary
August 12, 2005
Bloomfield, New Jersey
                        ---------------------------------

     YOUR  VOTE IS VERY  IMPORTANT.  THE  ENCLOSED  PROSPECTUS  PROVIDES  A MORE
DETAILED DESCRIPTION OF THE PROPOSED TRANSACTION AND IS INCORPORATED BY REFERENCE HERETO. IF YOU HAVE ANY QUESTIONS, PLEASE CALL OUR STOCK INFORMATION CENTER AT (973) 233-7001.

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PLAN BY COMPLETING THE ENCLOSED PROXY CARD AND PROMPTLY RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE SPECIAL MEETING.

                              QUESTIONS AND ANSWERS
                     FOR STOCKHOLDERS OF ASB HOLDING COMPANY

         You should read this document and the accompanying Prospectus (which includes a detailed index) for information about the conversion and reorganization. The Plan of Conversion and Reorganization described herein has been conditionally approved by our regulators.

Q.   What are stockholders being asked to approve?

A. The Company's stockholders as of July 29, 2005 are being asked to vote on the proposed Plan of Conversion and Reorganization, under which the Mutual Holding Company will convert into stock form and merge into American Bank of New Jersey and the New Holding Company will offer for sale to depositors of American Bank of New Jersey and the public the ownership position in ASB Holding Company now owned by the Mutual Holding Company.

Q. What are the reasons for the mutual-to-stock conversion and related stock offering?

A. The primary reason for the conversion and reorganization is to raise additional equity capital, which will support future deposit growth and expanded operations. We also intend to list the common stock on the Nasdaq, which will provide additional liquidity and visibility for the common stock, additional flexibility in merger and acquisition transactions, and easier access to the capital markets for possible future equity and debt offerings.

Q. What will stockholders receive for their existing ASB Holding Company shares?

A. As more fully described in the sections of the Prospectus entitled "The Conversion" and "The Stock Offering," depending on the number of shares sold in the offering, each share of common stock that you own upon completion of the conversion and reorganization will be exchanged for between 1.63960 shares of the New Holding Company at the minimum and
     2.21828 shares of the New Holding Company at the maximum of the offering range (though cash will be paid in lieu of fractional shares).

Q. Why will the shares that I receive be based on a price of $10.00 per share rather than the trading price of the ASB Holding Company common stock prior to the conversion?

A. The Company's Board of Directors selected a price of $10.00 per share for the stock offered for sale because it is a commonly selected per share price for mutual-to-stock conversions of savings institutions. The number of new shares that you will receive for your existing shares will not depend on the market price of ASB Holding Company common stock. It will depend on the number of shares sold in the offering, which will in turn depend on the final independent appraisal of the pro forma market value of ASB Holding Company assuming completion of the conversion and the stock offering. The result will be that you will own the same percentage of common stock of the New Holding Company after the conversion and reorganization as you held in the common stock of the Company immediately prior thereto, exclusive of (i) any shares purchased by you in the stock offering and (ii) cash received in lieu of fractional shares.

Q.   Should I submit my stock certificate(s) now?

A. No. If you hold your certificate(s), instructions for exchanging the shares will be sent to you after completion of the conversion and reorganization. If your shares are held in "street name" rather than in certificate form, the share exchange will occur automatically upon completion of the conversion and reorganization.

Q. If my shares are held in street name, will my broker automatically vote on my behalf?

A. No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker how to vote your shares, using the directions that your broker provides to you.

Q.   What if I do not give voting instructions to my broker?

A. Your vote is important. The Plan of Conversion and Reorganization requires the approval of at least two-thirds of the outstanding shares of common stock of ASB Holding Company, including those shares held by the MHC, and a majority of the votes eligible to be cast, excluding those shares held by the MHC. If you do not instruct your broker to vote your shares, the unvoted proxy will be considered as a vote cast against the Plan of Conversion and Reorganization.

Q. May I place an order to purchase shares in the offering, in addition to the shares that I will receive in the exchange?

A. Yes. Eligible depositors of American Bank of New Jersey have priority subscription rights allowing them to purchase common stock in the subscription offering. Shares not purchased in the subscription offering may be available for sale to the public in a community offering, as fully described in the Prospectus. If you are now an ASB Holding Company stockholder, the shares of American Bancorp of New Jersey, Inc. common stock that you receive in the exchange for shares of ASB Holding Company common stock, in accordance with the exchange ratio, will count against the maximum purchase limitations.

Q.   Do I have dissenters's and appraisal rights?

A. Yes. Under federal law, dissenters's rights of appraisal are available to ASB Holding Company stockholders in connection with the conversion and reorganization. To exercise your right to dissent, you must file with ASB Holding Company a written notice of your intention to dissent prior to the Special Meeting. A failure to vote on the Plan of Conversion and Reorganization will not constitute a waiver of your appraisal rights, however, if you vote in favor of the Plan, you will be deemed to have waived your dissenters's rights. Additionally, if you return a signed proxy but do not specify on the proxy a vote against the Plan or an abstention from the vote, then you will be deemed to have waived your dissenters's rights. Within 60 days of the completion of the conversion and stock offering, you must file a petition with the Office of Thrift Supervision to demand a determination of the fair market value of the stock if you have not reached an agreement with the New Holding Company as to the fair value of such shares. Please refer to the summary under "Rights of Dissenting Stockholders" at page 11 of this Proxy Statement and Appendix A to this Proxy Statement which contains the full text of the section of the Office of Thrift Supervision Regulations that governs dissenters's rights.

Other Questions?

         For answers to other questions, please read the Proxy Statement and the Prospectus. Questions about the offering or voting may be directed to the Stock Information Center by calling (973) 233-7001 Monday through Friday from 9:00 a.m. to 5:00 p.m., eastern time.

                               ASB HOLDING COMPANY
                                365 Broad Street
                          Bloomfield, New Jersey 07003
                                 (978) 748-3600

                      PROXY STATEMENT/PROSPECTUS SUPPLEMENT

                                                                 August 12, 2005


         YOUR PROXY, IN THE FORM ENCLOSED, IS SOLICITED BY THE BOARD OF DIRECTORS OF ASB HOLDING COMPANY (THE "COMPANY"), FOR USE AT THE
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 20, 2005, AND AT ANY ADJOURNMENT OF THAT MEETING, FOR THE PURPOSES SET FORTH IN THE FOREGOING NOTICE OF SPECIAL MEETING.

         VOTING IN FAVOR OF THE PLAN WILL NOT OBLIGATE ANY PERSON TO PURCHASE CONVERSION STOCK. SHARES OF CONVERSION STOCK ARE BEING OFFERED ONLY BY THE PROSPECTUS.

         THIS PROXY STATEMENT/PROSPECTUS SUPPLEMENT IS A SUMMARY OF INFORMATION ABOUT THE MUTUAL HOLDING COMPANY, THE COMPANY, THE BANK AND THE NEW HOLDING COMPANY (COLLECTIVELY, THE "PRIMARY PARTIES") AND THE PROPOSED
CONVERSION AND REORGANIZATION. A MORE DETAILED DESCRIPTION OF THE PRIMARY PARTIES AND THE CONVERSION AND REORGANIZATION IS INCLUDED IN THE PROSPECTUS, WHICH IS INCORPORATED BY REFERENCE HEREIN.

                  VOTING RIGHTS AND VOTE REQUIRED FOR APPROVAL

         Only stockholders of record at the close of business on July 29, 2005 (the "Voting Record Date") are entitled to notice of and to vote at the Special Meeting. Pursuant to Office of Thrift Supervision ("OTS") regulations, consummation of the proposed conversion and reorganization is conditioned upon the approval of the Plan by the OTS, as well as (1) the approval of at least two-thirds of the total number of votes eligible to be cast by the stockholders of the Company, including those shares held by the Mutual Holding Company, and a majority of the votes eligible to be cast at the Special Meeting by the stockholders of the Company, excluding those shares held by the Mutual Holding Company (the "Public Stockholders"), as of the close of business on the Voting Record Date, and (2) the approval of at least a majority of the votes eligible to be cast by the members of the Mutual Holding Company as of the voting record date for the special meeting of members called for the purpose of considering the Plan. The Mutual Holding Company intends to vote its shares of ASB Holding Company Common Stock, which amount to approximately 70% of the outstanding shares, in favor of the Plan at the Special Meeting.

         This Proxy Statement/Prospectus Supplement, including the enclosed Prospectus dated August 12, 2005, which is incorporated by reference, and related materials are first being mailed to stockholders of the Company on or about August 22, 2005.

         THE BOARD OF DIRECTORS OF THE COMPANY URGES YOU TO CAST YOUR VOTE FOR THE PLAN AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE, EVEN IF YOU DO NOT INTEND TO PURCHASE COMMON STOCK. THIS WILL ENSURE THAT YOUR VOTE WILL BE COUNTED.

         THE OTS HAS APPROVED THE PLAN, SUBJECT TO THE APPROVAL OF THE STOCKHOLDERS OF THE COMPANY AND THE SATISFACTION OF CERTAIN OTHER CONDITIONS. HOWEVER, SUCH APPROVAL DOES NOT CONSTITUTE AN ENDORSEMENT OR RECOMMENDATION OF THE PLAN BY THE OTS.

                                     PROXIES

         The Company's Board of Directors is soliciting the proxy that accompanies this Proxy Statement for use at the Special Meeting. Stockholders may vote at the Special Meeting or any adjournment thereof in person or by proxy. All properly executed proxies received by the Board of Directors of the Company will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. If no contrary instructions are given, such proxies will be voted in favor of the proposals as described herein. If any other matters are properly presented before the Special Meeting and may properly be voted upon, the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the proxy holders named therein. Any stockholder giving a proxy will have the right to revoke his proxy at any time before it is voted by delivering written notice or a duly executed proxy bearing a later date to the Secretary of the Company, provided that such notice or proxy is received by the Secretary prior to the Special Meeting or any adjournment thereof, or by attending the Special Meeting and voting in person. If there are not sufficient votes for approval of the proposals at the time of the Special Meeting, the Special Meeting may be adjourned to permit further solicitation of proxies.

         Proxies may be solicited by officers, directors or other employees of the Mutual Holding Company in person, by telephone or through other forms of communication.

         The proxies solicited hereby will be used only at the Special Meeting and at any adjournment thereof; they will not be used at any other meeting.

         The approval of the Plan will require the affirmative vote of at least two-thirds of the total votes eligible to be cast by all stockholders of the Company, including the Mutual Holding Company, and the affirmative vote of at least a majority of the total votes eligible to be cast by the Public Stockholders.

         As of July 29, 2005, the Mutual Holding Company held 3,888,150 shares or 70% of the outstanding shares of the Company's common stock and the Mutual Holding Company intends to vote all such shares in favor of the Plan.

               VOTING SECURITIES AND BENEFICIAL OWNERSHIP THEREOF

         On the Voting Record Date, there were 5,554,500 shares of ASB Holding Company Common Stock outstanding, and the Company had no other class of equity securities outstanding. Each share of ASB Holding Company Common Stock outstanding on the Voting Record Date is entitled to one vote at the Special Meeting on all matters properly presented at the Special Meeting.

         As provided in the Company's Charter, for a period of five years from the effective date of the Charter, no person, except for the Mutual Holding Company, is permitted to beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") of the Company, and any shares of common stock acquired in violation of this Limit are not entitled to any vote. A person or entity is deemed to beneficially own shares owned by an affiliate of such person or entity, as well as persons acting in concert with such person or entity.

         A majority of the outstanding shares of ASB Holding Company Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum at the Special Meeting. Shares as to which the "ABSTAIN" box has been marked on the proxy and any shares held by brokers in street name for customers which are not voted in the absence of instructions from the customers ("broker non-votes") will be counted as present for determining if a quorum is present. Because the Plan must be approved by the vote of at least two-thirds of the outstanding ASB Holding Company Common Stock (including those shares held by the Mutual Holding Company) and the affirmative vote of a majority of the votes eligible to be cast by Public Stockholders, abstentions and broker non-votes will have the same effect as a vote against such proposal.

Beneficial Ownership of Stock

         The following table sets forth, as of the Voting Record Date, information as to the Company's common stock beneficially owned by persons or groups who own more than 5%of the Company. Other than the Mutual Holding Company, management knows of no person or group that owns more than 5% of the outstanding shares of common stock as of the Voting Record Date.


                                                               Percent of Shares
                                             Amount of          of Common Stock
Name and Address of Beneficial Owner    Beneficial Ownership      Outstanding
------------------------------------    --------------------      -----------

AMERICAN SAVINGS, MHC
365 Broad Street                             3,888,150                70%
Bloomfield, New Jersey 07003


                    INCORPORATION OF INFORMATION BY REFERENCE

         The Prospectus that accompanies this Proxy Statement is incorporated by reference into this Proxy Statement in its entirety. The Company urges you to carefully read both this Proxy Statement and the Prospectus before voting on Proposal I presented at the Special Meeting. The Prospectus sets forth descriptions of the conversion and reorganization and the related offering of ASB Holding Company Common Stock under the sections entitled "Summary," "The Conversion" and "The Stock Offering." Such sections also describe the effects of the conversion and reorganization on the stockholders of the Company, including the tax consequences thereof.

         Information regarding the Primary Parties is set forth in the Prospectus under the captions "Summary," as well as under "Business of American Bancorp of New Jersey, Inc." and "Business of American Bank of New Jersey." The Prospectus further describes the business and financial condition of the Bank under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations." The capital stock of the Company is described in the Prospectus in "Description of Capital Stock." A discussion of the restrictions imposed on acquisition of the New Holding Company by its certificate of incorporation and bylaws and OTS regulations can be found in the Prospectus at "Restrictions on Acquisition of American Bancorp of New Jersey, Inc." In addition, the historical, consolidated financial statements of the Bank are included in the Prospectus. Information regarding the use of proceeds from the sale of American Bancorp of New Jersey, Inc. Common Stock in connection with the conversion and reorganization, the historical capitalization and the pro forma capitalization of the Bank, other pro forma data, as well as information pertaining to regulation, employees and legal proceedings are set forth in the Prospectus under the captions "Use of Proceeds, "Capitalization," "Pro Forma Data," "Historical and Pro Forma Capital Compliance," "Regulation," "Business of American Bank of New Jersey "Personnel" and "Legal Proceedings," respectively. The Pro Forma Data show the effects of the conversion and reorganization on the Bank's total stockholders's equity and net income, on both an aggregate and per share basis, based upon the assumptions set forth therein.

         The Prospectus also sets forth a description of the current management of the Company, the Mutual Holding Company and American Bank of New Jersey, as well as the management of the New Holding Company after the conversion and reorganization, including current compensation and benefits as well as proposed future stock benefit plans. See the section entitled "Management" in the Prospectus.

       PROPOSAL I - APPROVAL OF THE PLAN OF CONVERSION AND REORGANIZATION

         The Board of Directors of the Company has approved the Plan, as has the OTS, subject to approval by the members of the Mutual Holding Company and the stockholders of the Company entitled to vote on the matter, and subject to the satisfaction of certain other conditions. Such OTS approval, however, does not constitute a recommendation or endorsement of the Plan by such agency.

         In addition to this Proxy Statement, you have received as part of this mailing a Prospectus that describes the Company, the New Holding Company, the conversion and reorganization and the related stock offering. The Prospectus is incorporated by reference into this Proxy Statement in its entirety. The Company urges you to carefully read both this Proxy Statement and the Prospectus before voting on Proposal I presented at the Special Meeting.

Comparison of Stockholders's Rights under Federal and New Jersey Law and Certain Anti-Takeover Provisions

         General. As a result of the conversion, the current public stockholders of the Company will become stockholders of the New Holding Company. There are certain differences in stockholder rights arising from distinctions between the Company's federal charter and bylaws and the New Holding Company's New Jersey certificate of incorporation and bylaws, which are based on New Jersey corporate law. Additionally, there are distinctions between laws applicable to federally chartered savings institutions and holding companies and laws applicable to New Jersey corporations.

         The discussion herein is not intended to be a complete statement of the differences affecting the rights of stockholders, but rather as a summary of the material differences and similarities affecting the rights of stockholders. The discussion herein is qualified in its entirety by reference to the New Holding Company's certificate of incorporation and bylaws and the New Jersey Business Corporation Act. Procedures for obtaining a copy of the New Holding Company's certificate of incorporation and bylaws can be found under the caption "Where You Can Find Additional Information" in the Prospectus.

         Authorized Capital Stock. The New Holding Company's authorized capital stock consists of 20,000,000 shares of common stock, par value $.10 per share, and 10,000,000 shares of preferred stock, par value $.10 per share. The Company's current federal charter authorizes capital stock consisting of 20,000,000 shares of common stock and 5,000,000 shares of preferred stock, par value $.10 per share. The shares of the New Holding Company's common stock and preferred stock were authorized in an amount greater than that to be issued in the conversion to provide the New Holding Company's Board of Directors with flexibility to effect, among other transactions, financing acquisitions, stock dividends, stock splits and employee stock options. However, these additional authorized shares may also be used by the

New Holding Company's Board of Directors, consistent with its fiduciary duty, to deter future attempts to gain control of the New Holding Company. The New Holding Company's Board of Directors will also have sole authority to determine the terms of any one or more series of preferred stock, including voting rights, conversion rates, and liquidation preferences. As a result of the ability to fix voting rights for a series of preferred stock, the Board of Directors of the New Holding Company will also have the power, to the extent consistent with its fiduciary duty, to issue a series of preferred stock to persons friendly to management in order to attempt to block a post tender offer merger or other transaction by which a third party seeks control, and thereby assist management to retain its position. The New Holding Company's Board of Directors currently has no plans for the issuance of additional shares, other than the issuance of additional shares pursuant to stock benefit plans.

         Issuance of Capital Stock. Pursuant to applicable federal laws and regulations, American Savings, MHC is required to own not less than a majority of the Company's currently outstanding common stock. There will be no such restriction applicable to the ownership of the New Holding Company's common stock following consummation of the conversion.

         Neither the New Holding Company's certificate of incorporation nor New Jersey law contains restrictions on the issuance of shares of capital stock to directors, officers or controlling persons, whereas the Company's current federal charter restricts such issuance to general public offerings or, if qualifying shares, to directors, unless the share issuance or the plan under which they would be issued has been approved by a majority of the total votes eligible to be cast at a legal stockholders's meeting. Thus, stock- related compensation plans, such as stock option plans, could be adopted by the New Holding Company without stockholder approval and shares of the New Holding Company's capital stock could be issued directly to directors or officers without stockholder approval. The bylaws of the National Association of Securities Dealers, Inc., however, generally require corporations with securities quoted on the Nasdaq to obtain stockholder approval of most stock compensation plans for directors, officers and key employees of the corporation. Moreover, although generally not required, stockholder approval of stock-related compensation plans may be sought in certain instances in order to qualify such plans for favorable federal income tax and securities law treatment under current laws and regulations.

         Voting Rights. Neither the Company's current federal charter or bylaws nor the New Holding Company's certificate of incorporation or bylaws provide for cumulative voting in elections of directors. For additional information regarding voting rights, see "Limitations on Acquisitions of Voting Stock and Voting Rights" below.

         Payment of Dividends. The current ability of the Company to pay dividends on its capital stock is restricted by regulations and by federal income tax considerations related to federal savings institutions and federal holding companies such as American Bank of New Jersey and the Company. Although the New Holding Company will not be subject to these restrictions on its dividends, such restrictions will indirectly affect the New Holding Company because dividends from American Bank of New Jersey will be its primary source of funds for the payment of dividends to its stockholders. See the section of the Prospectus entitled "Regulation" Regulation of American Bank of New Jersey "Dividend and Other Capital Distribution Limitations."

         Certain restrictions generally imposed on New Jersey corporations may also have an impact on the New Holding Company's ability to pay dividends. New Jersey law generally provides that a corporation is prohibited from paying a dividend if, after such payment, it would not be able to pay its debts as they became due or if the corporation's total assets would be less than the sum of its total liabilities.

         Board of Directors. The Company's current federal bylaws provide that the Company's Board of Directors shall be divided into three classes as nearly equal in number as possible and that the members of each class shall be elected for a term of three years and until their successors are elected and qualified. Under the certificate of incorporation and bylaws of the New Holding Company, the New Holding Company's Board shall be divided into four classes as nearly equal in number as possible, with the members of each class being elected for terms of four years and until their successors are elected and qualified.

         Under the Company's federal bylaws, any vacancies in the Company's Board of Directors may be filled by the affirmative vote of a majority of the remaining directors although less than a quorum of the Board of Directors, and persons so elected to fill vacancies may only serve until the next annual meeting of stockholders. Under the New Holding Company's certificate of incorporation, any vacancy occurring in its Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the remaining directors, and any director so chosen shall hold office for a term expiring at the next annual meeting of stockholders.

         Limitations on Liability. The New Holding Company's certificate of incorporation provides that its directors shall not be personally liable for monetary damages to the New Holding Company for certain actions as directors, except for liabilities that involve a director's willful misconduct or the director's conscious disregard for the best interest of the company, the authorization of unlawful distributions, a director's receipt of an improper personal benefit from his or her position as a director or a violation of criminal law, unless the director had reasonable cause to believe that his or her conduct was lawful. This provision might, in certain instances, discourage or deter stockholders or management from bringing a lawsuit against the New Holding Company's directors for a breach of their duties even though such an action, if successful, might have benefitted the New Holding Company.

         Currently,   the  OTS  does  not  permit  federally  chartered  holding companies like the Company to limit the personal liability of directors in the manner provided by New Jersey law and the laws of many other states.

         Indemnification of Directors, Officers, Employees and Agents. Under current OTS regulations, however, the Company, as a federal holding company, is required to indemnify its directors, officers and employees for any costs incurred in connection with any litigation involving any such person's activities as a director, officer or employee if such person obtains a final judgment on the merits in his or her favor. In addition, indemnification is permitted in the case of a settlement, a final judgment against such person or final judgment other than on the merits, if a majority of disinterested directors determine that such person was acting in good faith within the scope of his or her employment as he or she could reasonably have perceived it under the circumstances and for a purpose he or she could reasonably have believed under the circumstances was in the best interest of the Company or its stockholders. The Company is also currently permitted under federal regulations to pay ongoing expenses incurred by a director, officer or employee if a majority of disinterested directors concludes that such person may ultimately be entitled to indemnification. Before making any indemnification payment, the Company is required to notify the OTS of its intention and such payment cannot be made if the OTS objects thereto.

         The New Holding Company's officers, directors, agents and employees will be indemnified with respect to certain actions pursuant to its certificate of incorporation, which complies with New Jersey law regarding indemnification. New Jersey law allows the New Holding Company to indemnify the aforementioned persons for expenses, settlements, judgments and fines in suits in which such person has been made a party by reason of the fact that he or she is or was an agent of the New Holding Company.

Generally, indemnification would be permitted if such person acted in good faith or in a manner he or she reasonably believed to be in or not opposed to the New Holding Company's best interests and, with respect to any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful.

         Special Meetings of Stockholders. The New Holding Company's certificate of incorporation provides that special meetings of its stockholders may be called by the chairman, the president, a majority of the Board of Directors or a duly designated committee of the Board of Directors. The Company's current federal bylaws provide that special meetings of stockholders may be called by the chairman, the vice chairman, the president, a majority of the Board of Directors or the holders of not less than one-tenth of the outstanding capital stock of the Company entitled to vote.

         Stockholder Nominations and Proposals. The current federal bylaws of the Company generally provide that stockholders may submit nominations for election of director at an annual meeting of stockholders at least five days before the date of any such meeting and may submit any new business to be taken up at such a meeting by filing such in writing with the Company at least five days before the date of any such meeting.

         The New Holding Company's bylaws generally provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of stockholders must submit written notice to the New Holding Company not less than 60 days prior to the anniversary date of its immediately preceding annual meeting of stockholders. Failure to comply with these advance notice requirements will preclude such nominations or new business from being considered at the meeting. Management believes that it is in the best interests of the New Holding Company and its stockholders to provide sufficient time to enable management to disclose to stockholders information about a dissident slate of nominations for directors. This advance notice requirement may also give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interest of stockholders, generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if stockholders believe such nominees or proposals are in their best interests.

         Stockholders's Right to Examine Books and Records. A federal regulation applicable to the Company provides that stockholders may inspect and copy specified books and records of a federally chartered holding company after proper written notice for a proper purpose. New Jersey law similarly provides that a stockholder may inspect certain books and records if the stockholder makes a written demand for a proper purpose.

         Limitations on Acquisitions of Voting Stock and Voting Rights. The New Holding Company's certificate of incorporation provides that in no event shall any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of common stock be entitled or permitted to any vote in respect of the shares held in excess of such limit. The Company's current federal charter does not provide for a similar voting restriction.

         Mergers, Consolidations and Sales of Assets. A federal regulation currently requires the approval of two-thirds of the Board of Directors of the Company and the holders of two-thirds of the outstanding stock of the Company entitled to vote thereon for mergers, consolidations and sales of all or substantially all of the assets of the Company. Such regulation permits the Company to merge with another corporation without obtaining the approval of its stockholders if:

         (1) the merger does not involve an interim savings institution;

         (2) the Company's federal stock charter is not changed;

         (3) each share of the Company's stock outstanding immediately prior to the effective date of the transaction is to be an identical outstanding share or a treasury share of the Company after such effective date; and

         (4) either:

                  (a) no shares of voting stock of the Company and no securities convertible into such stock are to be issued or delivered under the plan of combination; or

                  (b) the authorized unissued shares or the treasury shares of voting stock of the Company to be issued or delivered under the plan of combination, plus those initially issuable upon conversion of any securities to be issued or delivered under such plan, do not exceed 15% of the total shares of voting stock of the Company outstanding immediately prior to the effective date of the transaction.

         Under New Jersey law, mergers, consolidations and other forms of business combination must generally be approved by a majority of the votes cast by stockholders entitled to vote, unless a corporation's certificate of incorporation imposes a higher vote requirement. Approval by the stockholders of a New Jersey corporation that survives a merger is not required under New Jersey law if:

         (1) the certificate of incorporation of the corporation is not amended thereby;

         (2) each stockholder of the surviving corporation will hold the same number of shares, with the same designations, preferences and rights, after the merger as such stockholder had before; and

         (3) the number of voting shares outstanding after the merger, plus the number of voting shares issuable on conversion of other securities or on exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 40% the total number of voting shares of the surviving corporation that were outstanding before the merger.

         The New Holding Company's certificate of incorporation provides that, if a merger, consolidation or sale of all or substantially all the assets of the New Holding Company is approved by two-thirds of its Board of Directors, the stockholder vote required to approve such transaction will be that specified by New Jersey law. However, if a merger, consolidation or sale of all or substantially all the assets of the New Holding Company is not approved by a two-thirds vote of the Board of Directors, the certificate of incorporation provides that any such transaction must be approved by the vote of at least 80% of the New Holding Company's outstanding shares of capital stock eligible to vote.

         In addition, the New Holding Company's certificate of incorporation requires the approval of the holders of at least 80% of its outstanding shares of voting stock to approve certain "Business Combinations" involving an "Interested Shareholder" except in cases where the proposed transaction has been approved in advance by two-thirds of those members of the New Holding Company's Board of

         Directors who are unaffiliated with the Interested Shareholder and were directors prior to the time when the Interested Shareholder became an Interested Shareholder. The term "Interested Shareholder" is defined to include any individual, corporation, partnership or other entity, other than the New Holding Company or its subsidiaries, which owns beneficially or controls, directly or indirectly, 10% or more of the outstanding shares of voting stock of the New Holding Company or an affiliate of such person or entity. This provision of the certificate of incorporation applies to any "Business Combination," which is defined to include, among other things, any merger, consolidation, sale of 10% or more of the New Holding Company's assets, reclassification of the common stock or recapitalization of the New Holding Company with or involving an Interested Shareholder. If, however, the proposed transaction is approved in advance by two-thirds of the members of the New Holding Company's Board of Directors who were directors before the Interested Shareholder became an Interested Shareholder, such transaction would require only the majority vote of stockholders otherwise required by New Jersey law.

         The New Holding Company's certificate of incorporation requires its Board of Directors to consider certain factors in addition to the amount of consideration to be paid when evaluating certain business combinations or a tender or exchange offer. These additional factors include the social and economic effects of the transaction on its customers and employees and the communities served by the New Holding Company.

         Dissenters's Rights of Appraisal. OTS regulations generally provide that a stockholder of a federally chartered holding company that engages in a merger, consolidation or sale of all or substantially all of its assets shall have the right to demand from such company payment of the fair or appraised value of his or her stock in the company, subject to specified procedural requirements. This regulation also provides, however, that the stockholders of a federally chartered holding company with stock listed on a national securities exchange or quoted on the Nasdaq Stock Market are not entitled to dissenters's rights in connection with a merger involving such savings institution if the stockholder is required to accept only "qualified consideration" for his or her stock, which is defined to include cash, shares of stock of any institution or corporation which at the effective date of the merger will be listed on a national securities exchange or quoted on the Nasdaq Stock Market or any combination of such shares of stock and cash.

         Pursuant to general New Jersey corporate law, a stockholder of a New Jersey corporation generally has the right to dissent from any merger or consolidation involving the corporation or sale of all or substantially all of the corporation's assets. However, dissenters's rights are not available for the shares of any class or series of a New Jersey corporation's capital stock if (i) such shares are either listed on a national securities exchange or held of record by more than 1,000 stockholders or (ii) the consideration to be received in the merger consists of cash and/or shares of stock that are either listed on a national securities exchange or held of record by more than 1,000 stockholders.

         Amendment of Governing Instruments. No amendment of the Company's current federal charter may be made unless it is first proposed by the Board of Directors, then preliminarily approved by the OTS, and thereafter approved by the holders of a majority of the total votes eligible to be cast at a legal meeting. The New Holding Company's certificate of incorporation may be amended by the vote of the holders of a majority of the outstanding shares of its common stock, except that the provisions of the certificate of incorporation governing the calling of meetings of stockholders, stockholders's nominations and proposals, authorized capital stock, denial of preemptive rights, the number and staggered terms of directors, removal of directors, approval of certain business combinations, the evaluation of certain business combinations, elimination of directors' liability, indemnification of officers and directors, and the manner of amending the certificate of incorporation and bylaws, each may not be repealed, altered, amended or rescinded except by the vote of the holders of at least 80% of the New Holding Company's outstanding shares. This provision is intended to prevent the holders of a lesser percentage of the New Holding Company's outstanding stock from circumventing any of the foregoing provisions by amending the certificate of incorporation to delete or modify one of such provisions.

         The Company's current federal bylaws may be amended by a majority vote of the full Board of Directors or by a majority vote of the votes cast by the stockholders of the Company at any legal meeting. The New Holding Company's bylaws may only be amended by a two-thirds vote of its Board of Directors or by the holders of at least 80% of its outstanding stock.

         Purpose and Takeover Defensive Effects of the New Holding Company's Certificate of Incorporation and Bylaws. The Board of Directors of the Company believes that the provisions described above are prudent and will reduce the New Holding Company's vulnerability to takeover attempts and certain other transactions that have not been negotiated with and approved by the New Holding Company's Board of Directors. These provisions will also assist the Company in the orderly deployment of the conversion proceeds into productive assets during the initial period after the conversion. The Board of Directors believes these provisions are in the best interest of American Bank of New Jersey, the New Holding Company and the New Holding Company's stockholders. In the judgment of the Board of Directors, the New Holding Company's Board will be in the best position to determine the true value of the New Holding Company and to negotiate more effectively for what may be in the best interests of its stockholders. Accordingly, the Board of Directors believes that it is in the best interest of the New Holding Company and its stockholders to encourage potential acquirers to negotiate directly with the New Holding Company's Board of Directors and that these provisions will encourage such negotiations and discourage hostile takeover attempts. It is also the view of the Board of Directors that these provisions should not discourage persons from proposing a merger or other transaction that is at a price reflective of the true value of New Holding Company and that is in the best interest of all of the New Holding Company's stockholders.

         Attempts to acquire control of financial institutions and their holding companies have recently become increasingly common. Takeover attempts that have not been negotiated with and approved by the Board of Directors present to stockholders the risk of a takeover on terms that may be less favorable than might otherwise be available. A transaction that is negotiated and approved by the Board of Directors, on the other hand, can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the stockholders of the New Holding Company, with due consideration given to matters such as the management and business of the acquiring corporation and maximum strategic development of its assets.

         An unsolicited takeover proposal can seriously disrupt the business and management of a corporation and cause it great expense. Although a tender offer or other takeover attempt may be made at a price substantially above the current market prices, such offers are sometimes made for less than all of the outstanding shares of a target company. As a result, stockholders may be presented with the alternative of partially liquidating their investment at a time that may be disadvantageous, or retaining their investment in an enterprise that is under different management and whose objectives may not be similar to those of the remaining stockholders. The concentration of control, which could result from a tender offer or other takeover attempt, could also deprive the New
Holding   Company's  remaining   stockholders  of  benefits  of  certain
protective provisions of the Securities Exchange Act of 1934, if the number of beneficial owners were to become fewer than 300, thereby allowing for deregistration under the act.

         These   provisions  of  the  New  Holding   Company's   certificate  of
incorporation and bylaws may also have the effect of discouraging a future takeover attempt that would not be approved by the New Holding

Company's Board, but pursuant to which stockholders may receive a substantial premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such a transaction may not have any opportunity to do so. Such provisions will also render the removal of the New Holding Company's Board of Directors and management more difficult. The Boards of Directors of American Bank of New Jersey and the New Holding Company, however, have concluded that the potential benefits outweigh the possible disadvantages.

         Following the conversion, pursuant to applicable law and, if required, following the approval by stockholders, the New Holding Company may adopt additional anti-takeover provisions or other devices regarding the acquisition of its equity securities that would be permitted for a New Jersey business corporation.

         The cumulative effect of the restrictions on acquisitions of the New Holding Company's shares contained in the New Holding Company's certificate of incorporation and bylaws and in federal and New Jersey law may be to discourage potential takeover attempts and perpetuate incumbent management, even though certain of the New Holding Company's stockholders may deem a potential acquisition to be in their best interests, or deem existing management not to be acting in their best interests.

Rights of Dissenting Stockholders

         Under federal law, dissenters's rights of appraisal are available to holders of common stock in connection with the conversion and reorganization. The following discussion is not a complete statement of the law pertaining to dissenters's rights under the OTS Rules and Regulations, and is qualified in its entirety by the full text of Section 552.14 of the OTS Rules and Regulations, which is referred to as Section 552.14 and is reprinted in its entirety as Appendix A to this proxy statement. Any ASB Holding Company stockholder who desires to exercise his or her dissenters's rights should review carefully
Section 552.14 and is urged to consult a legal advisor before electing or attempting to exercise his or her rights. All references in Section 552.14 to a "stockholder" and in this summary are to the record holder of shares of ASB Holding Company Common Stock as to which dissenters' rights are asserted. Subject to the exceptions stated below, holders of ASB Holding Company Common
Stock who comply with the applicable procedures summarized below will be entitled to exercise dissenters's rights under Section 552.14.

         A stockholder electing to exercise his or her rights to dissent from the Plan is required to file with ASB Holding Company (addressed to Richard M. Bzdek, Secretary, ASB Holding Company, 365 Broad Street, Bloomfield, New Jersey 07003), prior to voting on the Plan, a written statement identifying himself or herself and stating his or her intention to demand appraisal of, and payment for, his or her shares. This demand must be made in addition to, and separate from, any proxy or vote. A failure to vote on the proposal to approve the Plan will not constitute a waiver of appraisal rights, but a vote for the Plan will be deemed a waiver of such rights. A vote against the proposal will not be deemed to satisfy the requirement to file the written statement. However, if a stockholder returns a signed proxy but does not specify a vote against the Plan, or a direction to abstain, the proxy, if not revoked prior to the Meeting, will be voted for approval of the Plan, which will have the effect of waiving that stockholder's dissenters's rights.

         Within ten days after the Effective Date of the Plan, the Company shall
(i) give written notice of the Effective Date by mail to any dissenting stockholder who has not voted in favor of the Plan, (ii) make a written offer to each dissenting stockholder to pay for his or her shares at a specified price deemed by the Company to be fair value of such shares, and (iii) inform any dissenting stockholder that, within 60 days of the Effective Date, the dissenting stockholder must file a petition with the Office of Thrift Supervision, 1700 G Street, N.W., Washington, D.C. 20552, if the stockholder and the Company do not agree as to the fair market value.

         If within 60 days of the Effective Date the fair value is agreed upon between the Company and any dissenting stockholder, payment will be made within 90 days of the Effective Date. If within such period, however, the Company and any dissenting stockholder do not agree as to the fair value of such shares, such stockholder may file a petition with the OTS demanding a determination of the fair market value of the stock. A copy of such petition must be sent by registered or certified mail to the Company. Any such stockholder who fails to file the petition within 60 days of the Effective Date is deemed to have accepted the terms of the Plan.

         Each dissenting stockholder, within 60 days of the Effective Date, must submit his or her certificates to the transfer agent for notation thereon that an appraisal and payment have been demanded. Any stockholder who fails to submit his or her certificates will not be entitled to appraisal rights and will be deemed to have accepted the terms of the Plan.

         Any stockholder who is demanding payment for his shares in accordance with Section 552.14 shall not thereafter be entitled to vote or exercise any rights of a stockholder except the right to receive payment for his shares pursuant to the provisions of Section 552.14 and the right to maintain certain legal actions. The respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of stockholders.

Additional Information

         The Plan is attached hereto as Appendix B. The Certificate of Incorporation and Bylaws of the New Holding Company are available at no cost by contacting the Company at (973) 233-7001 or by writing to the Corporate Secretary of ASB Holding Company at 365 Broad Street, Bloomfield, New Jersey
07003. Adoption of the Plan by the stockholders authorizes the Boards of Directors of the Primary Parties to amend or terminate the Plan, including the Charter of American Bank of New Jersey and the Certificate of Incorporation of the New Holding Company, prior to the closing of the conversion and reorganization. All statements made in this document are hereby qualified by the contents of such documents as set forth above.

         The information contained in the accompanying Prospectus, including a more detailed description of the Plan, certain financial statements of the Company and the New Holding Company, a description of the capitalization, business, the directors and officers of the Company and the New Holding Company, and the compensation and other benefits of directors and officers, a description of the ASB Holding Company Common Stock and anticipated use of the net proceeds from the offering of such stock, is intended to help you evaluate the conversion and reorganization and is incorporated herein by reference.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN. NOT VOTING WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE PLAN. VOTING FOR THE PLAN WILL NOT OBLIGATE YOU TO PURCHASE ANY SHARES OF ASB HOLDING COMPANY COMMON STOCK. SHARES OF ASB HOLDING COMPANY COMMON STOCK ARE BEING OFFERED ONLY BY THE PROSPECTUS, WHICH IS INCORPORATED BY REFERENCE HERETO.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Special Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Special Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors.

                                                                      Appendix A

                         DISSENTER AND APPRAISAL RIGHTS

552.14  Dissenter and appraisal rights.

         (a) Right to demand payment of fair or appraised value. Except as provided in paragraph (b) of this section, any stockholder of a Federal stock association combining in accordance with 552.13 of this part shall have the right to demand payment of the fair or appraised value of his stock: Provided, That such stockholder has not voted in favor of the combination and complies with the provisions of paragraph (c) of this section.

         (b) Exceptions. No stockholder required to accept only qualified consideration for his or her stock shall have the right under this section to demand payment of the stock's fair or appraised value, if such stock was listed on a national securities exchange or quoted on the National Association of Securities Dealers's Automated Quotation System ("NASDAQ") on the date of the meeting at which the combination was acted upon or stockholder action is not required for a combination made pursuant to 552.13(h)(2) of this part. "Qualified consideration" means cash, shares of stock of any association or corporation which at the effective date of the combination will be listed on a national securities exchanged or quoted on NASDAQ or any combination of such shares of stock and cash.

         (c) Procedure.

                  (1) Notice. Each constituent Federal stock association shall notify all stockholders entitled to rights under this section, not less than twenty days prior to the meeting at which the combination agreement is to be submitted for stockholder approval, of the right to demand payment of appraised value of shares, and shall include in such notice a copy of this section. Such written notice shall be mailed to stockholders of record and may be part of the management's proxy solicitation for such meeting.

                  (2) Demand for Appraisal and Payment. Each stockholder electing to make a demand under this section shall deliver to the Federal stock association, before voting on the combination, a writing identifying himself or herself and stating his or her intention thereby to demand appraisal of and payment for his or her shares. Such demand must be in addition to and separate from any proxy or vote against the combination by the stockholder.

                  (3) Notification of Effective Date and Written Offer. Within ten days after the effective date of the combination, the resulting association shall;

                           (i) Give written  notice by mail to  stockholders  of
constituent Federal Stock associations who have complied with the provisions of paragraph (c)(2) of this section and have not voted in favor of the combination, of the effective date of the combination;

                           (ii) Make a written offer to each  stockholder to pay
for dissenting shares at a specified price deemed by the resulting association to be the fair value thereof; and

                           (iii)  Inform  them that,  within  sixty days of such
date, the respective requirements of paragraphs (c)(5) and (6) of this section (set out in the notice) must be satisfied.

         The notice and offer shall be accompanied by a balance sheet and statement of income of the association the shares of which the dissenting stockholder holds, for a fiscal year ending not more than sixteen months before the date of notice and offer, together with the latest available interim financial statements.

                  (4) Acceptance of Offer. If within sixty days of the effective date of the combination the fair value is agreed upon between the resulting association and any stockholder who has complied with the provisions of paragraph (c)(2) of this section, payment therefor shall be made within ninety days of the effective date of the combination.

                  (5) Petition to be Filed if Offer Not Accepted. If within sixty days of the effective date of the combination the resulting association and any stockholder who has complied with the provisions of paragraph (c)(2) of this section do not agree as to the fair value, then any such stockholder may file a petition with the Office, with a copy by registered or certified mail to the resulting association, demanding a determination of the fair market value of the stock of all such stockholders. A stockholder entitled to file a petition under this section who fails to file such petition within sixty days of the effective date of the combination shall be deemed to have accepted the terms offered under the combination.

                  (6) Stock Certificates to be Noted. Within sixty days of the effective date of the combination, each stockholder demanding appraisal and payment under this section shall submit to the transfer agent his certificates of stock for notation thereon that an appraisal and payment have been demanded with respect to such stock and that appraisal proceedings are pending. Any stockholder who fails to submit his stock certificates for such notation shall no longer be entitled to appraisal rights under this section and shall be deemed to have accepted the terms offered under the combination.

                  (7) Withdrawal of Demand. Notwithstanding the foregoing, at any time within sixty days after the effective date of the combination, any stockholder shall have the right to withdraw his or her demand for appraisal and to accept the terms offered upon the combination.

                  (8) Valuation and Payment. The Director shall, as he or she may elect, either appoint one or more independent persons or direct appropriate Staff of the Office to appraise the shares to determine their fair market value, as of the effective date of the combination, exclusive of any element of value arising from the accomplishment or expectation of the combination. Appropriate staff of the Office shall review and provide an opinion on appraisals prepared by independent persons as to the suitability of the appraisal methodology and the adequacy of the analysis and supportive data. The Director after consideration of the appraisal report and the advice of the appropriate staff shall, if he or she concurs in the valuation of the shares, direct payment by the resulting association of the appraised fair market value of the shares, upon surrender of the certificates representing such stock. Payment shall be made, together with interest from the effective date of the combination, at a rate deemed equitable by the Director.

                  (9) Costs and Expenses. The costs and expenses of any proceeding under this section may be apportioned and assessed by the Director as he or she may deem equitable against all or some of the parties. In making this determination the Director shall consider whether any party has acted arbitrarily, vexatiously, or not in good faith in respect to the rights provided by this section.

                  (10) Voting and Distribution. Any stockholder who has demanded appraisal rights as provided in paragraph (c)(2) of this section shall thereafter neither be entitled to vote such stock for any purpose nor be entitled to the payment of dividends or other distributions on the stock (except dividends or other distribution payable to, or a vote to be taken by stockholders of record at a date which is on or prior to, the effective date of the combination): Provided, That if any stockholder becomes unentitled to appraisal and payment of appraised value with respect to such stock and accepts or is deemed to have accepted the terms offered upon the combination, such stockholder shall thereupon be entitled to vote and receive the distributions described above.

                  (11) Status. Shares of the resulting association into which shares of the stockholders demanding appraisal rights would have been converted or exchanged, had they assented to the combination, shall have the status of authorized and unissued shares of the resulting association.

                               ASB HOLDING COMPANY
                                365 BROAD STREET
                          BLOOMFIELD, NEW JERSEY 07003
                         SPECIAL MEETING OF STOCKHOLDERS
                               September 20, 2005

         The undersigned hereby appoints the Board of Directors of ASB Holding Company (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting"), to be held at the Oakeside Bloomfield Cultural Center, 240 Belleville Avenue, Bloomfield, New Jersey, on September 20, 2005, at 9:30 a.m. and at any and all adjournments thereof, in the following manner:

1. The approval of a Plan of Conversion and Reorganization (the "Plan"), pursuant to which American Savings, MHC (the "MHC") will be merged into American Bank of New Jersey and ASB Holding Company (the "Middle Tier Holding Company") will be succeeded by a newly incorporated New Jersey corporation, American Bancorp of New Jersey, Inc., (the "New Holding Company"), which has been established for the purpose of completing the conversion and reorganization. As part of the conversion and reorganization, shares of common stock representing the MHC's ownership interest in the Middle Tier Holding Company will be offered for sale in a subscription and community offering. Common stock currently held by the public stockholders of the Middle Tier Holding Company will be converted into shares of the New Holding Company pursuant to an exchange ratio that will ensure that each stockholder at the time of the conversion and reorganization will own the same percentage of the New Holding Company's common stock as he or she held in the Middle Tier Holding Company's common stock immediately prior to the conversion, exclusive of any shares purchased by the stockholder in the offering and cash received in lieu of fractional shares.

                 FOR            AGAINST         ABSTAIN
                 ---            -------         -------
                 [_]              [_]             [_]



         The  Board of  Directors  recommends  a vote  "FOR"  the  above  listed
proposal.                                               ---


THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders, a Proxy Statement and the Prospectus dated August 12, 2005.


                                           [_]  Check Box if You Plan
Dated:                                          to Attend the Annual Meeting.
       -------------------


--------------------------------------   ---------------------------------------
PRINT NAME OF STOCKHOLDER                PRINT NAME OF STOCKHOLDER


--------------------------------------   ---------------------------------------
SIGNATURE OF STOCKHOLDER                 SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.